Exhibit 10.14
VOTING AGREEMENT
This VOTING AGREEMENT (this “Agreement”) is entered into as of             , 2021, by and among (a) Baiju Bhatt and Vladimir Tenev (each, an “Individual Founder” and, together, the “Individual Founders”), (b) each Person (as defined below) listed on Schedule A hereto1 (each, a “Founder Affiliate” and, collectively, the “Founder Affiliates”) and (c) solely for purposes of Sections 3(c), 6, 7, 8 and 9, Robinhood Markets, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Company”). The Individual Founders and the Founder Affiliates (including any Person that executes and delivers a Joinder Agreement (as defined below) in accordance with Section 7) from time to time party hereto are each referred to herein as a “Founder” and are collectively referred to herein as the “Founders”.
RECITALS
WHEREAS, on July 1, 2021, the Company filed with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended, a registration statement on Form S-1 relating to the initial public offering of shares of Class A Common Stock, par value $0.0001 per share, of the Company (“Class A Common Stock”) by the Company and certain of its stockholders (the “IPO”);
WHEREAS, as of the effectiveness of this Agreement, each Founder then party hereto will hold of record or beneficially own shares of Class B Common Stock, par value $0.0001 per share, of the Company (“Class B Common Stock”); and
WHEREAS, each of the Founders and, solely for purposes of Sections 3(c), 6, 7, 8 and 9, the Company desires to enter into this Agreement to provide for certain voting agreements and certain other matters related to the Class A Common Stock and Class B Common Stock as set forth herein.
NOW, THEREFORE, in consideration of the premises and of the covenants and obligations contained herein, the parties hereto agree as follows:
1.Definitions. Unless the context otherwise requires, for the purposes of this Agreement, the following terms shall have the respective meanings ascribed to such terms below.
(a)“Applicable Voting Requirement” means, in any election of directors to the Board of Directors or on any proposal to remove one or more directors from the Board of Directors, with respect to any person other than an Individual Founder, (i) a vote with respect to the election or removal, as applicable, of such person in such manner (whether a vote “for” or “against”, or a vote of “withhold” or “abstain” or words of similar import that may not constitute a “vote” under the applicable voting standard required to elect the director nominee or remove the director, as applicable) as is mutually agreed by the Individual Founders prior to the Election and Removal Agreement Deadline and (ii) if the Individual Founders do not mutually agree prior to the Election and Removal Agreement Deadline on the manner to vote with respect to any such person, a vote in such manner (whether a vote “for” or “against”, or a vote of “withhold” or “abstain” or words of similar import that may not constitute a “vote” under the applicable voting standard required to elect the director nominee or remove the director, as applicable) as is
1 Schedule A to set forth (i) the affiliated entities of Baiju Bhatt and Vladimir Tenev as of the effective time of this Agreement and (ii) the spouses of Baiju Bhatt and Vladimir Tenev.

recommended by the Nominating and Governance Committee; provided, however, that, effective upon the death or Disability of an Individual Founder, “Applicable Voting Requirement” shall mean a vote in such manner (whether a vote “for” or “against”, or a vote of “withhold” or “abstain” or words of similar import that may not constitute a “vote” under the applicable voting standard required to elect the director nominee or remove the director, as applicable) as is determined by the other Individual Founder in his sole discretion.
(b)“Board of Directors” means the Board of Directors of the Company.
(c)“Certificate of Incorporation” means the Amended and Restated Certificate of Incorporation of the Company, duly adopted in accordance with the General Corporation Law of the State of Delaware and filed with the Secretary of State of the State of Delaware on          , 2021, as it may be amended, modified, restated or supplemented from time to time.
(d)“Consent” means any consents of, or actions by or in respect of, or filings with, any Governmental Authority (including pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended).
(e)“Disability” has the meaning ascribed to such term in the Certificate of Incorporation.
(f)“Election and Removal Agreement Deadline” means, for any annual or special meeting of stockholders of the Company, 11:59 p.m. Eastern Time on the date that is two business days prior to the date of such meeting.
(g)“Final Conversion Date” has the meaning ascribed to such term in the Certificate of Incorporation.
(h)“Founder Voting Shares” means, with respect to any Founder, the shares of Voting Stock held of record or beneficially owned by such Founder as of the date hereof or subsequently acquired and that such Founder is entitled to vote (or direct the voting of).
(i)“Governmental Authority” means any transnational, domestic or foreign federal, state or local governmental, regulatory or administrative authority, department, court agency or official, including any political subdivision thereof.
(j)“Nominating and Governance Committee” means the Nominating and Governance Committee of the Board of Directors (or an equivalent independent committee of the Board of Directors authorized to nominate directors for election).
(k)“Permitted Transfer” has the meaning ascribed to such term in the Certificate of Incorporation.
(l)“Permitted Transferee” has the meaning ascribed to such term in the Certificate of Incorporation.
(m)“Person” means any natural person, corporation, limited liability company, unlimited liability company, trust, joint stock company, joint venture, association, company,

partnership (including a limited liability partnership), unincorporated organization or other entity.
(n)“Prohibited Action” means any action or transaction that, directly or indirectly, results in the conversion of shares of Class B Common Stock into shares of Class A Common Stock in accordance with the Certificate of Incorporation, but excluding (i) any Subject Transaction consummated in accordance with Section 4, (ii) any death or Disability and (iii) any action that results in the conversion of shares of Class B Common Stock into shares of Class A Common Stock pursuant to the definition of Final Conversion Date in the Certificate of Incorporation.
(o)“Subject Shares” means, with respect to any Subject Transaction, the shares of Class B Common Stock that would be converted into shares of Class A Common Stock in accordance with the Certificate of Incorporation as a result of such Subject Transaction.
(p)“Subject Transaction” means any Transfer of shares of Class B Common Stock that would result in the conversion of such shares of Class B Common Stock into shares of Class A Common Stock in accordance with the Certificate of Incorporation.
(q)“Transfer” has the meaning ascribed to such term in the Certificate of Incorporation.
(r)“Voting Stock” means, collectively, the Class A Common Stock and the Class B Common Stock.
2.Agreement to Vote.
(a)Election of Directors. In any election of directors to the Board of Directors, each Founder shall vote or cause to be voted in such election its Founder Voting Shares (i) with respect to any Individual Founder who has been duly nominated for election to the Board of Directors, “for” the election of such Individual Founder to the Board of Directors and (ii) with respect to any other person who has been duly nominated for election to the Board of Directors, in accordance with the Applicable Voting Requirement.
(b)Removal of Directors. With respect to any proposal to remove one or more directors from the Board of Directors, each Founder shall vote or cause to be voted on such proposal its Founder Voting Shares (i) with respect to any Individual Founder who is proposed to be removed from the Board of Directors, “against” the removal of such Individual Founder from the Board of Directors and (ii) with respect to any other person who is proposed to be removed from the Board of Directors, in accordance with the Applicable Voting Requirement.
(c)Additional Actions. Each Founder agrees to take all necessary and appropriate action in order to ensure that all of its Founder Voting Shares are voted in accordance with Section 2(a) and 2(b), as applicable, including causing its Founder Voting Shares to be present in person or by proxy for purposes of constituting a quorum at the applicable annual or special meeting of stockholders of the Company.

3.Irrevocable Proxy and Power of Attorney.
(a)Each Individual Founder and each Founder Affiliate of such Individual Founder (each, a “Granting Founder”) hereby irrevocably grants to, and appoints, in each case effective upon such Individual Founder’s death or Disability, the other Individual Founder as such Granting Founder’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Granting Founder, to vote or cause to be voted (including by written consent, if applicable) all Founder Voting Shares of such Granting Founder, in the manner provided in Section 2 or, with respect to any matter not contemplated by Section 2, in such manner as is determined by such other Individual Founder in his sole discretion, on all matters submitted to a vote of stockholders of the Company (whether at an annual or special meeting of stockholders of the Company or through the written consent of stockholders of the Company, and whether submitted to any individual class of stock voting separately or multiple classes of stock voting together). Each Granting Founder hereby affirms that the irrevocable proxy granted pursuant to this Section 3(a) is given in connection with the execution of this Agreement, including to secure the performance of the duties of such Granting Founder under Section 2. Each Granting Founder hereby further affirms that the irrevocable proxy granted pursuant to this Section 3(a) is coupled with an interest and may under no circumstances be revoked. Each Granting Founder hereby ratifies and confirms all that such proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212(e) of the General Corporation Law of the State of Delaware. Notwithstanding the foregoing, the proxy and appointment granted by any Granting Founder pursuant to this Section 3(a) shall be automatically revoked, without any further action, upon the earliest to occur of (i) the termination of this Agreement with respect to such Granting Founder in accordance with Section 8, (ii) with respect to any Voting Stock of such Granting Founder, such Voting Stock ceasing to constitute Founder Voting Shares in compliance with this Agreement and (iii) the amendment of this Section 3(a) in accordance with Section 9(d) to remove the grant of such proxy and appointment. If at the time of such Individual Founder’s death or Disability, the other Individual Founder already holds the Granting Founder’s proxy and already is appointed the Granting Founder’s attorney-in-fact pursuant to Section 3(b), this Section 3(a) and Section 3(b) shall be applied in a manner consistent with such other Individual Founder continuing to hold the Granting Founder’s proxy and to be appointed the Granting Founder’s attorney-in-fact until such proxy and appointment shall have been revoked pursuant to both this Section 3(a) and Section 3(b).
(b)Each Founder Affiliate of an Individual Founder may, but shall not be required to, elect at the time it becomes a party to this Agreement to irrevocably grant to, and appoint, such Individual Founder or the other Individual Founder (such Individual Founder or other Individual Founder so appointed, as the case may be, the “Specified Individual Founder”), as such Founder Affiliate’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Founder Affiliate, to vote or cause to be voted (including by written consent, if applicable) all Founder Voting Shares of such Founder Affiliate, in the manner provided in Section 2 or, with respect to any matter not contemplated by Section 2, in such manner as is determined by such Specified Individual Founder in his sole discretion, on all matters submitted to a vote of stockholders of the Company (whether at an annual or special meeting of stockholders of the Company or through the written consent of stockholders of the Company, and whether submitted to any individual class of stock voting separately or multiple classes of stock voting together). Each Founder Affiliate hereby affirms that an irrevocable proxy granted pursuant to this Section 3(b) is given in connection with the execution of this Agreement, including to secure the performance of the duties of such Founder Affiliate under Section 2. Each Founder Affiliate hereby further affirms that an irrevocable proxy granted pursuant to this Section 3(b) is coupled with an interest and may under no circumstances be revoked. Each Founder Affiliate hereby ratifies and confirms all that such proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212(e) of the General Corporation Law of the State of Delaware. Notwithstanding the foregoing, a proxy and appointment granted by any Founder Affiliate of an Individual Founder pursuant to this Section 3(b) shall be automatically revoked, without any further action, upon the earliest to occur of (i) the Specified Individual Founder’s death or Disability, (ii) the termination of this Agreement with respect to such Founder Affiliate in accordance with Section 8, (iii) with respect to any Voting Stock of such Founder Affiliate, such Voting Stock ceasing to constitute Founder Voting Shares in compliance with this Agreement and (iv) the amendment of this Section 3(b) in accordance with Section 9(d) to remove the grant of such proxy and appointment.
(c)Notwithstanding the foregoing in this Section 3, no proxy and appointment granted pursuant to this Section 3 (in the case of Section 3(b), only if granted after the date of this Agreement) shall become effective unless and until any Consents that the Company determines in good faith and describes in reasonable detail in writing to the applicable Founder, within eight business days after receipt by the Company of written notice of (i) the death or Disability of the applicable Individual Founder if such proxy and appointment is pursuant to Section 3(a) or (ii) the applicable related Permitted Transfer in accordance with Section 7(c) if such proxy and appointment is pursuant to Section 3(b), are required with respect to such proxy and appointment have been made and obtained.
4.Right of First Offer.
(a)Offer Notice. Unless otherwise agreed by the Individual Founders, subject to Section 4(e), if any Individual Founder or any Founder Affiliate of such Individual Founder (each, a “Selling Founder”) proposes to Transfer any shares of Class B Common Stock in a Subject Transaction, the Selling Founder must first give to the other Individual Founder (the “Offeree Founder”) a written notice (the “ROFO Notice”), which shall (i) state that the Selling Founder has a bona fide intention to Transfer its Subject Shares in a Subject Transaction, (ii) set forth the number of Subject Shares proposed to be Transferred by the Selling Founder in such Subject Transaction and the name of the proposed transferee, if known, (iii) set forth the price per Subject Share (the “Subject Transaction Price Per Share”) (provided, the Subject Transaction Price Per Share for any Subject Shares to be sold on the open market or to be donated, gifted or otherwise Transferred in a Transfer for no value shall be no less than the greater of the reported closing price for the shares of the Class A Common Stock of the Company on (x) the trading day immediately preceding the date of the ROFO Notice and (y) the trading day immediately preceding the date of the ROFO Acceptance) and the other material terms and conditions upon which it intends to Transfer such Subject Shares in such Subject Transaction and (iv) include a written offer to sell all or any portion of the Subject Shares of the Selling Founder to the

Offeree Founder at a price per share equal to the Subject Transaction Price Per Share (each, a “ROFO Offer”). Each ROFO Offer shall constitute a valid, legally binding and enforceable offer by the Selling Founder to sell each of its Subject Shares to the Offeree Founder at the Subject Transaction Price Per Share and, upon delivery thereof, shall be irrevocable. Each ROFO Offer shall be open for acceptance by the Offeree Founder for a period of five business days after the ROFO Notice is given (the “ROFO Period”).
(b)Acceptance of ROFO Offer. By written notice to the Selling Founder given during the ROFO Period (the “ROFO Acceptance”), the Offeree Founder may elect to purchase all or any portion of the Subject Shares of the Selling Founder at a price per share equal to the Subject Transaction Price Per Share. The Offeree Founder may designate one or more other Founders, including any Person that would be a Permitted Transferee of any Founder if such Subject Shares were being Transferred to such Person by such Founder (provided that such Person executes and delivers a Joinder Agreement in accordance with Section 7), to purchase all or any portion of such Subject Shares in place of the Offeree Founder and, in such an event, the provisions of this Section 4(b) and Section 4(c) shall apply mutatis mutandis to such other Founders.
(c)ROFO Closing. Any ROFO Acceptance in accordance with Section 4(b) shall set forth the date (which shall be no earlier than two and no later than seven business days after the date of such ROFO Acceptance) on which the sale of Subject Shares pursuant to Section 4(b) shall be consummated (the “ROFO Closing”). At the ROFO Closing, the Selling Founder and the Offeree Founder shall execute such additional documents as the Offeree Founder reasonably requests in connection with such Transfer.
(d)Subject Transaction Closing. If a ROFO Acceptance is not given during the ROFO Period in accordance with Section 4(b) with respect to any Subject Shares, the Selling Founder may Transfer such Subject Shares in the Subject Transaction described in the ROFO Notice, at a price per share not less than the Subject Transaction Price Per Share (provided, in the event the Subject Transaction is (i) a sale on the open market, the Subject Shares may be sold at prevailing market prices, or (ii) a donation, gift or other Transfer for no value, the Subject Shares may be donated, gifted or otherwise Transferred for no value) and on other terms and conditions no more favorable to the transferee of such Subject Shares than those set forth in the ROFO Notice (the “Subject Transaction Closing”) , within 60 calendar days after the ROFO Period (or, if longer, the duration of any Rule 10b5-1 trading plan under which the Subject Transaction may occur). In the event that the Subject Transaction Closing is not consummated during such period, then the Selling Founder may not Transfer such Subject Shares in any Subject Transaction unless the Selling Founder first complies again with this Section 4.
(e)Exception. Notwithstanding the foregoing in this Section 4 or anything in Section 5, the right of first offer set forth in this Section 4 and the covenant set forth in Section 5 shall not apply to the Transfer, in one or more Subject Transactions, or the conversion, in one or more Prohibited Actions, of up to 20 million shares of Class B Common Stock (or such greater number of shares of Class B Common Stock as may be mutually agreed by the Individual Founders) (in each case, subject to adjustment for any stock dividend, stock split, combination of shares, recapitalization, reclassification or similar capital transaction following the date of this Agreement), in the aggregate for all such Transfers and conversions, by any Individual Founder and, with the prior written consent of such Individual Founder, the Founder Affiliates of such Individual Founder.
5.Prohibited Actions. Each Founder covenants and agrees that it shall not, directly or indirectly, authorize or take any Prohibited Action without the prior written consent of each of the Individual Founders.
6.Regulatory Matters. The Founders and the Company, as appropriate, shall use reasonable efforts to make and obtain any Consents, in each case necessary or advisable to be made or obtained for any matter that relates to, or arises from, this Agreement.
7.Permitted Transfers; Additional Parties; Void Transfers and Elections.
(a)If any Founder proposes to Transfer any shares of Class B Common Stock in a Permitted Transfer, such Founder shall notify the Individual Founders of (i) the bona fide intention of such Founder to Transfer shares of Class B Common Stock in a Permitted Transfer and (ii) the number of such shares proposed to be transferred by such Founder in such Permitted Transfer and the name of the Permitted Transferee in such Permitted Transfer. The Permitted Transferee shall notify the Company whether it will grant a proxy and appointment to an Individual Founder pursuant to Section 3(b) and, if so, identify such Individual Founder in such notification. No Transfer of shares of Class B Common Stock in a Permitted Transfer shall be permitted unless the Permitted Transferee (i) is a party to this Agreement or (ii) shall have executed a joinder to this Agreement, in substantially the form attached as Exhibit A (a “Joinder Agreement”), agreeing to be treated as a Founder Affiliate of the applicable Individual Founder, as set forth in such Joinder Agreement, and be bound by and subject to the terms of this Agreement as a Founder Affiliate of such applicable Individual Founder, and delivered such Joinder Agreement to the Individual Founders and the Company.
(b)If the spouse of any Founder is not a party to this Agreement and possesses or obtains an interest in such Founder’s shares of Class B Common Stock, including by reason of the application of the community property laws of any jurisdiction, such Founder shall promptly cause such spouse to (i) execute a Joinder Agreement agreeing to be treated as a Founder Affiliate of the applicable Individual Founder, as set forth in such Joinder Agreement, and be bound by and subject to the terms of this Agreement as a Founder Affiliate of such applicable Individual Founder, and (ii) deliver such Joinder Agreement to the Individual Founders and the Company.
(c)Notwithstanding anything in this Agreement to the contrary, any attempt by a Founder to Transfer any shares of Class B Common Stock (including any such Transfer pursuant to Section 4), or to elect to convert shares of Class B Common Stock into shares of Class A Common Stock, shall be null and void and shall have no force or effect, and the Company may not, and may cause its transfer agent not to, give any effect to such attempted Transfer or election, in each case unless and until (i) such Founder has notified the Individual Founders and the Company in writing of such attempted Transfer or election at least five business days prior to the consummation thereof (provided that, in the case of an attempted Transfer pursuant to Section 4, this notice requirement shall be deemed satisfied by the delivery of a ROFO Notice with a copy to the Company), (ii) (A) such Founder consummates such attempted Transfer or election in accordance with the terms of this Section 7 and Sections 4 and 5, as applicable (including as permitted by Section 4(b)), or (B) such attempted Transfer or election is mutually agreed by the Individual Founders in writing in advance and (iii) any Consents that the Company determines in good faith and describes in reasonable detail in writing to such Founder, within eight business days after receipt of the notification described in clause (i), are required with respect to such attempted Transfer or election, or any related grant of a proxy or appointment of an attorney-in-fact pursuant to Section 3, have been made and obtained.
8.Effectiveness and Termination. This Agreement shall be conditioned upon, and shall become effective as of immediately prior to, the effectiveness of the Form 8-A to be filed by the Company with the SEC in connection with the IPO. This Agreement, and all rights and obligations of the parties hereunder, shall terminate and shall have no further force or effect (a) with respect to any Founder Affiliate, upon such Founder Affiliate ceasing to hold of record or beneficially own, in compliance with this Agreement, any Voting Stock and (b) with respect to all Founders and the Company, upon the earliest to occur of (i) the effective date of any mutual written agreement of the Individual Founders to terminate this Agreement and (ii) the Final Conversion Date; provided, however, that (1) no such termination shall relieve any party hereto from liability, or otherwise limit the liability of a party hereto, for any breach of this Agreement prior to such termination and (2) this Section 8 and Sections 6 and 9 shall survive any such termination. In addition, if the closing of the IPO has not occurred by         , this Agreement shall terminate and shall have no further force or effect.
9.Miscellaneous and General.
(a)Interpretation. When a reference is made in this Agreement to a Section, Schedule or Exhibit, such reference shall be to a Section, Schedule or Exhibit of this Agreement unless otherwise indicated. The headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Unless the context otherwise requires: (i) whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, (ii) the words “hereto,” “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, (iii) the word “will” shall be construed to have the same meaning and effect as the word “shall”, (iv) the terms defined in the singular have a comparable meaning when used in the plural and vice versa, (v) any pronoun used in this Agreement shall include the corresponding masculine, feminine and neutral forms, (vi) the term “or” is not exclusive and has the meaning represented by the phrase “and/or” and (vii) all references in this Agreement to any statute include the rules and regulations promulgated thereunder, in each case as amended, re-enacted, consolidated or replaced from time to time and in the case of any such amendment, re-enactment, consolidation or replacement, reference herein to a particular provision shall be read as referring to such amended, re-enacted, consolidated or replaced provision and also include, unless the context otherwise requires, all applicable guidelines, bulletins or policies made in connection therewith. The parties hereto have participated jointly and were adequately represented by counsel in the arm’s-length negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by such parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.
(b)Shares. Each Founder expressly agrees that the terms and restrictions of this Agreement shall apply to all Voting Stock or Class B Common Stock, as applicable, and all corresponding interests in any successor in interest of the Company, which such Founder holds of record or beneficially owns from time to time (including as a result of any purchase, assignment, conversion or exercise of any stock option, warrant or other right, the settlement of any restricted stock unit or as a result of any stock dividend, stock split, combination of shares, recapitalization, reclassification or similar capital transaction).
(c)Legends. Any certificates representing any shares of Class B Common Stock held of record or beneficially owned by a Founder shall, in addition to such other legends as may be required, have endorsed thereon a legend substantially to the following effect:
“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A VOTING AGREEMENT, WHICH PLACES CERTAIN RESTRICTIONS ON SUCH SECURITIES, INCLUDING ON (I) THE VOTING OF SUCH SECURITIES (INCLUDING THE GRANT OF IRREVOCABLE PROXIES), (II) TRANSFERS OF SUCH SECURITIES AND (III) ACTIONS OR TRANSACTIONS THAT WOULD RESULT IN THE CONVERSION OF SUCH SECURITIES INTO SHARES OF CLASS A COMMON STOCK. A COPY OF THE VOTING AGREEMENT MAY BE OBTAINED FROM THE ISSUER UPON REQUEST.”
(d)Amendments; Waivers; Etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified, except upon the execution and delivery of a written agreement executed by each of the Individual Founders; provided, however, that (i) any amendment, change, supplement, waiver or other modification of this Agreement that would adversely affect the rights or obligations of any other Founder hereunder in any material respect shall not be effective without the affirmative consent of such Founder and (ii) any amendment, change, supplement, waiver or other modification of this Agreement that would increase the obligations of the Company under Section 3(c), 6, 7, 8 or 9 in any material respect shall not be effective without the affirmative consent of the Company. An amendment, change, supplement, waiver or other modification of this Agreement effected in accordance with this Section 9(d) shall be binding upon each of the Founders and the Company and each of their respective successors and permitted assigns. To the extent this Agreement is amended, changed, supplemented or otherwise modified, the Individual Founders will promptly provide a copy of this Agreement, as so amended, changed, supplemented or otherwise modified, to their respective Founder Affiliates and to the Company. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by applicable law.
(e)Counterparts. This Agreement may be executed in any number of counterparts (including by facsimile or by attachment to electronic mail in portable document format (PDF)), with each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

(f)Governing Law and Venue; Waiver of Jury Trial.
(i)THIS AGREEMENT SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, AND ANY CLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE, IN EACH CASE WITHOUT REGARD TO ANY CONFLICT OF LAW PRINCIPLES THEREOF THAT OTHERWISE WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. In any action or proceeding between the parties arising out of or relating to this Agreement, each of the parties hereby (1) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware; (2) agrees that it will not attempt to deny or defeat such jurisdiction by motion or other request for leave from such court; and (3) agrees that it will not bring any such action or proceeding in any court other than the Court of Chancery of the State of Delaware or, if and only if the Court of Chancery of the State of Delaware dismisses any such action or proceeding for lack of subject matter jurisdiction, the federal district court for the District of Delaware, or, if and only if the federal district court for the District of Delaware dismisses any such action or proceeding for lack of subject matter jurisdiction, any other state court of the State of Delaware, and appellate courts thereof. Service of process, summons, notice or document to any party’s address and in the manner set forth in Section 9(g) shall be effective service of process for any such action or proceeding.
(ii)EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (1) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (2) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9(f).
(g)Notices. Notices, requests, instructions or other documents to be given under this Agreement shall be in writing and shall be deemed given, (i) on the date sent by e-mail of a PDF document if sent during normal business hours, and on the next business day if sent after normal business hours, (ii) when delivered, if delivered personally to the intended recipient and (iii) one business day later, if sent by overnight delivery via a national courier service (providing proof of delivery), and in each case, addressed to a party at the address for such party set forth on Schedule B (or to such other persons or addresses as may be designated in writing by the party to receive such notice as provided herein).
(h)Entire Agreement. This Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties both written and oral, among the parties hereto, with respect to the subject matter hereof.
(i)Parties in Interest; No Third-Party Beneficiaries. This Agreement shall inure solely to the benefit of each party hereto. This Agreement is not intended to, and does not, confer upon any Person other than the parties hereto any rights or remedies hereunder.
(j)Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is held to be invalid or unenforceable in any jurisdiction, (i) a suitable and equitable provision negotiated in good faith by the parties hereto shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not, subject to clause (i) above, be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.
(k)Assignment. This Agreement shall not be assignable by operation of law or otherwise. Any assignment shall be null and void.
(l)Specific Performance. The parties hereto acknowledge and agree that irreparable damage would occur and that the parties would not have any adequate remedy at law if any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that each party hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the performance of the terms and provisions hereof, without proof of actual damages (and each party hereby waives any requirement for the security or posting of any bond in connection with such remedy), this being in addition to any other remedy to which such party is entitled at law or in equity. The parties further agree not to assert that a remedy of specific enforcement is an unenforceable, invalid, contrary to applicable law or inequitable remedy for any reason, and not to assert that a remedy of monetary damages would provide an adequate remedy for any such breach or that any party hereto otherwise has an adequate remedy at law.
(m)Valid and Binding Agreement. The parties hereto acknowledge and agree that this Agreement is a valid and binding agreement, enforceable against each of the parties in accordance with its terms; that each party has been advised by counsel in the negotiation, execution and delivery of this Agreement; that no party will, directly or indirectly, contest the validity or enforceability of this Agreement on any grounds, including as being against public policy, as having been improperly induced or otherwise, whether by the initiation of any legal proceeding for such purpose or the intervention, participation or attempted intervention or participation in any manner in any other legal proceeding initiated by another person or otherwise; and that no party shall take, or cause any of its affiliates to take, any position or action contrary to the intent of this Agreement.
(n)Further Assurances. At any time or from time to time after the date hereof, each Founder and the Company shall do and perform, or cause to be done and performed, such further reasonable acts as may be reasonably necessary or reasonably requested by any Founder in order to carry out the intent and accomplish the purposes of this Agreement.
(o)Stockholder Capacity. Notwithstanding anything to the contrary, nothing in this Agreement shall limit or restrict any party from discharging any fiduciary duty, if any, and nothing herein shall be interpreted to the contrary. This Agreement shall apply to each Founder solely in such Founder’s capacity as a holder or beneficial owner of voting securities of the Company. No Founder makes any agreement or understanding in this Agreement in such Founder’s capacity as a director or officer of the Company or any of its subsidiaries (if such Founder holds such office).
(p)Death or Disability of an Individual Founder. Notwithstanding anything to the contrary, in the event of an Individual Founder’s death or Disability, any action requiring the consent or agreement of both Individual Founders under this Agreement (including any amendment, change, supplement, waiver or other modification of this Agreement pursuant to Section 9(d)) may be taken by the other Individual Founder, acting alone.
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IN WITNESS WHEREOF, the undersigned have executed and caused to be effective this Agreement as of the date first written above.

Name: Baiju Bhatt
[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the undersigned have executed and caused to be effective this Agreement as of the date first written above.

Name: Vladimir Tenev
[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the undersigned have executed and caused to be effective this Agreement as of the date first written above.

Name: Adrienne Sussman
[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the undersigned have executed and caused to be effective this Agreement as of the date first written above.

The Baiju Prafulkumar Bhatt Living Trust, dated 11/30/17

By:
Name:
Title:
[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the undersigned have executed and caused to be effective this Agreement as of the date first written above.

The Baiju Prafulkumar Bhatt Grantor Retained Annuity Trust, dated October 4, 2018

By:
Name:
Title:
[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the undersigned have executed and caused to be effective this Agreement as of the date first written above.

The Baiju P. Bhatt 2021 GRAT Agreement, dated March 31, 2021

By:
Name:
Title:
[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the undersigned have executed and caused to be effective this Agreement as of the date first written above.

The Baiju P. Bhatt 2021 Family Trust Agreement, dated March 31, 2021

By:
Name:
Title:
[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the undersigned have executed and caused to be effective this Agreement as of the date first written above.

Name: Celina Tenev
[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the undersigned have executed and caused to be effective this Agreement as of the date first written above.

Butterfly Irrevocable Trust

By:
Name:
Title:
[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the undersigned have executed and caused to be effective this Agreement as of the date first written above.

Butterfly Management LLC

By:
Name:
Title:
[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the undersigned have executed and caused to be effective this Agreement as of the date first written above.

Surfboard Management LLC

By:
Name:
Title:
[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the undersigned have executed and caused to be effective this Agreement as of the date first written above.

Surfboard Trust

By:
Name:
Title:
[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the undersigned have executed and caused to be effective this Agreement as of the date first written above.

The Tenev 2017 Irrevocable Trust

By:
Name:
Title:
[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the undersigned have executed and caused to be effective this Agreement as of the date first written above.

ROBINHOOD MARKETS, INC, solely for purposes of Sections 3(c), 6, 7, 8 and 9

By:
Name:
Title:
[Signature Page to Voting Agreement]